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                                                                    EXHIBIT 99.1

                          CONSENT OF NANCY G. BRINKER

        The undersigned, Nancy G. Brinker, hereby consents to being named in the Registration Statement on Form S-4 of American Oncology Resources, Inc. (the "Company") and any preliminary prospectus or prospectuses to be filed in connection therewith as a person to be appointed a director of the Company.


                                        /s/ NANCY G. BRINKER
                                        ---------------------------------------
                                        Nancy G. Brinker